                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
-------------------------------------------
        End of Period Collection Account Balance as of Prior Payment Date:                                            677,727.21
        Available Funds:
               Contract Payments due and received in this period                                                    3,571,274.40
               Contract Payments due in prior period(s) and received in this period                                   297,198.71
               Contract Payments received in this period for next period                                              228,788.36
               Sales, Use and Property Tax payments received                                                           45,414.54
               Prepayment Amounts related to early termination in this period                                       5,100,616.36
               Servicer Advance                                                                                       426,854.31
               Proceeds received from recoveries on previously Defaulted Contracts                                          0.00
               Transfer from Reserve Account                                                                            6,821.50
               Interest earned on Collection Account                                                                   11,079.62
               Interest earned on Affiliated Account                                                                      701.92
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                Section 5.03                                                                                               0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                (Substituted contract < Predecessor contract)                                                               0.00
               Amounts paid under insurance policies                                                                        0.00
               Maintenance, Late Charges and any other amounts                                                         17,600.40
                                                                                                                   -------------
        Total Available Funds                                                                                      10,384,077.33
        Less: Amounts to be Retained in Collection Account                                                            673,397.79
                                                                                                                   -------------
        Amount to be Distributed                                                                                    9,710,679.54
                                                                                                                   =============


        DISTRIBUTION OF FUNDS:
        ----------------------

               1.   To Trustee -  Fees                                                                                      0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                        297,198.71
               3.   To Noteholders (For Servicer Report immediately following the Final Additional
                     Closing Date)
                         a) Class A1 Principal and Interest                                                                 0.00
                         a) Class A2 Principal (distributed after A1 Note matures) and Interest                             0.00
                         a) Class A3 Principal (distributed after A2 Note matures) and Interest                     7,696,062.78
                         a) Class A4 Principal (distributed after A3 Note matures) and Interest                       219,862.50
                         a) Class A5 Principal (distributed after A4 Note matures) and Interest                       234,054.84
                         b) Class B Principal and Interest                                                            138,985.82
                         c) Class C Principal and Interest                                                            278,876.85
                         d) Class D Principal and Interest                                                            187,052.58
                         e) Class E Principal and Interest                                                            239,943.46

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                 0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                         a) Residual Interest (Provided no Restricting or Amortization Event in effect)                32,248.15
                         b) Residual Principal (Provided no Restricting or Amortization Event in effect)              259,041.71
                         c)  Reserve Account Distribution (Provided no Restricting or
                              Amortization Event in effect)                                                             6,821.50
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                     Earned and Any Other Amounts                                                                      74,796.48
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                       45,734.16
                                                                                                                   -------------
        Total Funds Distributed                                                                                     9,710,679.54
                                                                                                                   =============

                                                                                                                   -------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting
         Event Funds (if any)}                                                                                        673,397.79
                                                                                                                   =============

II.    RESERVE ACCOUNT
----------------------

Beginning Balance                                                                                                  $2,511,821.93
         - Add Investment Earnings                                                                                      6,821.50
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
         - Less Distribution to Certificate Account                                                                     6,821.50
                                                                                                                   -------------
End of period balance                                                                                              $2,511,821.93
                                                                                                                   =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $2,511,821.93
                                                                                                                   =============

                          DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
--------------------------------------

Beginning Principal Balance of the Class A Notes

                   Pool A                                                               87,364,758.64
                   Pool B                                                               19,950,650.22
                                                                                        -------------
                                                                                                                107,315,408.86

Class A Overdue Interest, if any                                                                 0.00
Class A Monthly Interest - Pool A                                                          470,162.00
Class A Monthly Interest - Pool B                                                          107,366.38

Class A Overdue Principal, if any                                                                0.00
Class A Monthly Principal - Pool A                                                       6,849,936.89
Class A Monthly Principal - Pool B                                                         722,514.85
                                                                                        -------------
                                                                                                                  7,572,451.74

Ending Principal Balance of the Class A Notes

                   Pool A                                                               80,514,821.75
                   Pool B                                                               19,228,135.37
                                                                                        -------------

                                                                                                                 -------------
                                                                                                                 99,742,957.12

                                                                                                                 =============
--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000     Ending Principal
Original Face $221,020,000      Original Face $221,020,000    Balance Factor
$      2.613014                 $                  34.261387        45.128476%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE
------------------------------------


Beginning Principal Balance of the Class A Notes

                   Class A1                                                                      0.00
                   Class A2                                                                      0.00
                   Class A3                                                             23,695,408.86
                   Class A4                                                             41,000,000.00
                   Class A5                                                             42,620,000.00
                                                                                        -------------

Class A Monthly Interest                                                                                        107,315,408.86
                   Class A1 (Actual Number Days/360)                                             0.00
                   Class A2                                                                      0.00
                   Class A3                                                                123,611.04
                   Class A4                                                                219,862.50
                   Class A5                                                                234,054.84
                                                                                        -------------

Class A Monthly Principal

                   Class A1                                                                      0.00
                   Class A2                                                                      0.00
                   Class A3                                                              7,572,451.74
                   Class A4                                                                      0.00
                   Class A5                                                                      0.00
                                                                                        -------------
                                                                                                                  7,572,451.74

Ending Principal Balance of the Class A Notes

                   Class A1                                                                      0.00
                   Class A2                                                                      0.00
                   Class A3                                                             16,122,957.12
                   Class A4                                                             41,000,000.00
                   Class A5                                                             42,620,000.00
                                                                                        -------------
                                                                                                                 -------------
                                                                                                                 99,742,957.12

                                                                                                                 =============
Class A3
--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000    Ending Principal
Original Face $62,400,000       Original Face $62,400,000    Balance Factor
$     1.98095                   $              121.353393            25.838072%
-------------------------------------------------------------------------------

                          DVI RECEIVABLES VIII 1999-1


                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE
------------------------------------


        Beginning Principal Balance of the Class B Notes

                              Pool A                                                 1,489,489.77
                              Pool B                                                   340,143.50
                                                                                     ------------
                                                                                                               1,829,633.27

        Class B Overdue Interest, if any                                                     0.00
        Class B Monthly Interest - Pool A                                                8,055.66
        Class B Monthly Interest - Pool B                                                1,839.61
        Class B Overdue Principal, if any                                                    0.00
        Class B Monthly Principal - Pool A                                             116,773.56
        Class B Monthly Principal - Pool B                                              12,316.99
                                                                                     ------------
                                                                                                                 129,090.55

        Ending Principal Balance of the Class B Notes

                              Pool A                                                 1,372,716.21
                              Pool B                                                   327,826.51
                                                                                     -------------             ------------
                                                                                                               1,700,542.72

                                                                                                               ============

--------------------------------------------------------------------------------
 Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
  Original Face $3,768,000    Original Face $3,768,000      Balance Factor

 $       2.626133             $                 34.259700            45.131176%
--------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
-------------------------------------

        Beginning Principal Balance of the Class C Notes

                              Pool A                                                 2,979,780.33
                              Pool B                                                   680,486.27
                                                                                     ------------
                                                                                                               3,660,266.60

        Class C Overdue Interest, if any                                                     0.00
        Class C Monthly Interest - Pool A                                               16,848.17
        Class C Monthly Interest - Pool B                                                3,847.58
        Class C Overdue Principal, if any                                                    0.00
        Class C Monthly Principal - Pool A                                             233,547.11
        Class C Monthly Principal - Pool B                                              24,633.99
                                                                                     ------------
                                                                                                                 258,181.10

        Ending Principal Balance of the Class C Notes

                              Pool A                                                 2,746,233.22
                              Pool B                                                   655,852.28
                                                                                     ------------
                                                                                                               ------------
                                                                                                               3,402,085.50

                                                                                                               ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
Original Face $7,537,000     Original Face $7,537,000      Balance Factor
$        2.745887            $                 34.255155               45.138457%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE
--------------------------------------


        Beginning Principal Balance of the Class D Notes

                              Pool A                                                     1,985,986.41
                              Pool B                                                       453,524.64
                                                                                         ------------
                                                                                                                   2,439,511.05

        Class D Overdue Interest, if any                                                         0.00
        Class D Monthly Interest - Pool A                                                   12,155.89
        Class D Monthly Interest - Pool B                                                    2,775.95
        Class D Overdue Principal, if any                                                        0.00
        Class D Monthly Principal - Pool A                                                 155,698.08
        Class D Monthly Principal - Pool B                                                  16,422.66
                                                                                         ------------
                                                                                                                     172,120.74

        Ending Principal Balance of the Class D Notes

                              Pool A                                                     1,830,288.33
                              Pool B                                                       437,101.98
                                                                                         ------------
                                                                                                                   ------------
                                                                                                                   2,267,390.31

                                                                                                                   ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
Original Face $5,024,000     Original Face $5,024,000      Balance Factor
$           2.972102         $                34.259701              45.131177%
--------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
--------------------------------------

        Beginning Principal Balance of the Class E Notes

                              Pool A                                                     2,484,084.48
                              Pool B                                                       567,304.35
                                                                                         ------------
                                                                                                                   3,051,388.83

        Class E Overdue Interest, if any                                                         0.00
        Class E Monthly Interest - Pool A                                                   20,183.19
        Class E Monthly Interest - Pool B                                                    4,609.35
        Class E Overdue Principal, if any                                                        0.00
        Class E Monthly Principal - Pool A                                                 194,622.60
        Class E Monthly Principal - Pool B                                                  20,528.32
                                                                                         ------------
                                                                                                                     215,150.92

        Ending Principal Balance of the Class E Notes

                              Pool A                                                     2,289,461.88
                              Pool B                                                       546,776.03
                                                                                         ------------
                                                                                                                   ------------
                                                                                                                   2,836,237.91

                                                                                                                   ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $6,282,000     Original Face $6,282,000        Balance Factor

         $ 3.946600                         $ 34.248793                45.148645%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
--------------------------------------


        Beginning Residual Principal Balance

                              Pool A                                             2,980,960.63
                              Pool B                                               680,576.75
                                                                                 ------------
                                                                                                                 3,661,537.38

        Residual Interest - Pool A                                                  26,233.97
        Residual Interest - Pool B                                                   6,014.18
        Residual Principal - Pool A                                                234,325.61
        Residual Principal - Pool B                                                 24,716.10
                                                                                  ------------
                                                                                                                   259,041.71

        Ending Residual Principal Balance

                              Pool A                                             2,746,635.02
                              Pool B                                               655,860.65
                                                                                 ------------
                                                                                                                 ------------
                                                                                                                 3,402,495.67

                                                                                                                 ============


X.   PAYMENT TO SERVICER
------------------------

         - Collection period Servicer Fee                                                                           45,734.16
         - Servicer Advances reimbursement                                                                         297,198.71
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                          74,796.48
                                                                                                                 ------------
        Total amounts due to Servicer                                                                              417,729.35
                                                                                                                 ============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


  XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE


  POOL A

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                              99,285,060.27

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                                0.00

           Decline in Aggregate Discounted Contract Balance                                                            7,784,903.83

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     --------------
              ending of the related Collection Period                                                                 91,500,156.44
                                                                                                                     ==============

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances                        2,720,313.84

               - Principal portion of Prepayment Amounts                                              5,064,589.99

               - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

               - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                      Contracts during the Collection Period                                                  0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                      Collection Period                                                                       0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn

                      during Collection Period                                                                0.00

                                                                                                     -------------
                                     Total Decline in Aggregate Discounted Contract Balance           7,784,903.83
                                                                                                     =============


  POOL B

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                              22,672,685.78

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                                0.00

           Decline in Aggregate Discounted Contract Balance                                                              821,132.92

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     --------------
              ending of the related Collection Period                                                                 21,851,552.86
                                                                                                                     ==============

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances                          815,281.99

               - Principal portion of Prepayment Amounts                                                  5,850.93

               - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

               - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                      Contracts during the Collection Period                                                  0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                      Collection Period                                                                       0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn

                      during Collection Period                                                                0.00

                                                                                                     -------------
                                      Total Decline in Aggregate Discounted Contract Balance            821,132.92
                                                                                                     =============

                                                                                                                     --------------
  AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  113,351,709.30
                                                                                                                     ==============

                          DVI RECEIVABLES VIII 1999-1

                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


XIII. Cumulative Detail of Substituted Contracts - Prepayments

       Pool A


                                                                                                                   Predecessor

                                                                                   Discounted       Predecessor    Discounted

       Lease #         Lessee Name                                                 Present Value    Lease #        Present Value
       ---------------------------------------                                    ---------------   -----------    --------------
       2199-001        Regional Radiology, LLC                                    $1,112,975.58     1881-001       $2,435,321.88
       1231-041        Radnet Management, Inc.                                    $953,502.31
       1560-013        Drew Medical inc                                           $342,866.78
                       Cash                                                       $25,977.21








                                                                                  ---------------                  ----------------
                                                                         Totals:  $2,435,321.88                      $2,435,321.88

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $2,435,321.88
       b) ADCB OF POOL A AT CLOSING DATE                                                                           $201,135,070.09
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                   $0.00

Change in any of the above detail during the related Collection Period                              YES            NO   X


         Pool B                                                                                                     Predecessor
                                                                                  Discounted        Predecessor     Discounted
         Lease #         Lessee Name                                              Present Value     Lease #         Present Value
        ---------------------------------------                                   ---------------   -----------     ----------------
                         NONE

                                                                                  ---------------                   ---------------
                                                                           Totals:          $0.00                            $0.00



         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                           $50,047,123.17
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                        0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
         THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement Section 7.02                                                              $0.00

Change in any of the above detail during the related Collection Period                      YES                      NO     X


                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


XIV. Cumulative Detail of Substituted Contracts - Non-Performing
      (Pool A) & General Rights (Pool B)

       Pool A - Non-Performing


                                                                                                                   Predecessor

                                                                               Discounted          Predecessor     Discounted
       Lease #     Lessee Name                                                 Present Value       Lease #         Present Value
       --------------------------------------------------                      --------------      -----------     -----------------
       408-502     Western Kentucky Diagnostic                                    $495,646.95       277-103          $2,561,363.27
       1042-501    Pinnacle Imaging, Inc.                                       $1,631,421.93       1513-002           $953,250.10
       2375-001    Tuscarawas Ambulatory                                        $1,286,730.05       1725-002           $588,254.35
       1097-506    Advanced Healthcare Resources                                  $675,567.93
                   Cash                                                            $13,500.87
       2545-002    Presgar L.C.                                                   $964,543.83       2205-001         $3,763,600.22
       2907-001    Laser  Vision Centers, Inc.                                    $472,557.70
       2000667-2   Hartford Hospital, Inc.                                        $190,558.39
       2004051-2   Health Care Solutions                                          $695,143.77
       2004051-3   Health Care Solutions                                          $993,964.93
       2004887-1   BBC Healthcare International, L.L.C.                           $212,022.60
       2005804-1   Otsego Memorial Hospital                                       $236,366.53

                                                                             -----------------                     ----------------
                                                                      Totals:   $7,868,025.48                        $7,866,467.94

       a) DISCOUNTED CONTRACT BALANCES OF ALL NON-
           PERFORMING CONTRACTS                                                                                       7,866,467.94
       b) ADCB OF POOL A AT CLOSING DATE                                                                           $201,135,070.09
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection
     Account per Contribution & Servicing Agreement Section 7.02                                     $0.00

Change in any of the above detail during the related Collection Period                    YES                      NO         X


          Pool B - General Contract Substitution Rights


                                                                                                                   Predecessor

                                                                               Discounted          Predecessor     Discounted
          Lease #     Lessee Name                                              Present Value       Lease #         Present Value
       --------------------------------------------------                      --------------      -----------     -----------------
          1528-003    U.S. Neurosurgical, Inc.                                  $642,004.10         960-501         $82,012.38
          2826-003    Newark Health Imaging, L.L.C.                             $205,317.69         960-502         $28,390.17
          2906-001    Laser Vision Centers, Inc.                                $496,511.61         1043-501       $641,289.38
                      Cash                                                        $3,932.26         1043-502       $596,073.73






                                                                             -----------------                     ----------------
                                                                      Totals:   $1,347,765.66                    $1,347,765.66

          a) DISCOUNTED CONTRACT BALANCES OF ALL
              CONTRACTS SUBSTITUTED                                                                              $1,347,765.66
          b) ADCB OF POOL B AT CLOSING DATE                                                                     $50,047,123.17
        * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               2.69%

          ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED
           (> 180 DAYS), THE SERVICER HAS DECLINED
          TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                              $0.00

Change in any of the above detail during the related Collection Period                   YES                     NO     X

                          DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001

XV.    POOL PERFORMANCE MEASUREMENTS
------------------------------------

1.                             Aggregate Discounted Contract Balance


     Contracts Delinquent > 90 days                             Total Outstanding Contracts
     This Month                            1,647,477.52         This Month                  113,351,709.30
     1 Month Prior                         3,230,114.51         1 Month Prior               121,957,746.05
     2 Months Prior                        4,618,779.79         2 Months Prior              130,429,151.36

     Total                                 9,496,371.82         Total                       365,738,606.71

     a) 3 Month Average                    3,165,457.27         b) 3 Month Average          121,912,868.90

     c) a/b                                       2.60%


2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                              Yes               No       X
                                                                                                  ------------      ------------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                    Yes               No       X
                                                                                                  ------------      ------------
     B. An Indenture Event of Default has occurred and is then continuing?                    Yes               No       X
                                                                                                  ------------      ------------

4.   Has a Servicer Event of Default occurred?                                                Yes               No       X
                                                                                                  ------------      ------------


5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                         Yes               No       X
                                                                                                  ------------      ------------
     B. Bankruptcy, insolvency, reorganization; default/violation of any
         covenant or obligation not remedied within 90 days?                                  Yes               No       X
                                                                                                  ------------      ------------
     C. As of any Determination date, the sum of all defaulted contracts since
         the Closing date exceeds 6% of the ADCB on the Closing Date?                         Yes               No       X
                                                                                                  ------------      ------------




6.   Aggregate Discounted Contract Balance at Closing Date                          Balance  $ 251,182,193.26
                                                                                             -----------------

     DELINQUENT LEASE SUMMARY


                 Days Past Due                 Current Pool Balance                   # Leases
                 -------------                 --------------------                   --------
                       31 - 60                         8,085,248.01                         22
                       61 - 90                         2,248,134.08                          4
                      91 - 180                         3,230,014.51                         11

     Approved By:
     Matthew E. Goldenberg
     Assistant Treasurer